Exhibit 10.1
AMENDMENT NO. 2 TO JPPLP INTELLECTUAL PROPERTY TRANSFER
AND LICENSE AGREEMENT
This Amendment No. 2 (the “2nd JPPLP Amendment”) is made and entered into as of May 12, 2005 by and between Janssen Pharmaceutica Products, L.P., a New Jersey limited partnership having a principal place of business at 1123 Trenton-Harbourton Road, Titusville, New Jersey 08628 (hereinafter referred to as “JPPLP”) and Barrier Therapeutics, Inc., a Delaware corporation having an address at 600 College Road East, Suite 3200, Princeton, New Jersey 08540 (hereinafter referred to as “Barrier”).
WHEREAS, JPPLP and Barrier are parties to that certain Intellectual Property Transfer and License Agreement dated May 6, 2002, as amended by an Amendment No. 1 between JPPLP and Barrier dated September 7, 2004 (collectively, the “JPPLP Agreement”);
WHEREAS, Barrier and Johnson & Johnson Consumer Companies, Inc., an Affiliate of JPPLP (“JJCC”), are parties to a certain Intellectual Property Transfer and License Agreement between Barrier and JJCC dated May 6, 2002, as amended by an Amendment No. 1 between JJCC and Barrier dated September 7, 2004 (collectively, the “JJCC Agreement”) under which Barrier obtained exclusive rights to the ‘683 Product (as defined in the JJCC Agreement) containing ketoconazole;
WHEREAS, JPPLP and JJCC believe that neither the JPPLP Agreement nor the JJCC Agreement require JPPLP or JJCC to provide Barrier with authorization to cross-reference JPPLP’s NDAs or INDs for Barrier’s development of a Ketoconazole USP 2% Topical Gel;
WHEREAS, Barrier believes that one or both of the JPPLP Agreement and JJCC Agreement, require JPPLP and/or JJCC to provide Barrier with authorization to cross-reference JPPLP’s NDAs or INDs for Barrier’s development of a Ketoconazole USP 2% Topical Gel; and
WHEREAS, in order to amicably resolve this disagreement, JPPLP and Barrier desire to make further modifications to the JPPLP Agreement pursuant to the terms of this 2nd JPPLP Amendment.
NOW, THEREFORE, in consideration of the above premises and the covenants contained herein, the parties agree as follows:
1. Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the JPPLP Agreement.
2. A new Section 3.3(g) is hereby added to the JPPLP Agreement to read in its entirety as follows:

     “(g) JPPLP shall provide Barrier with a letter authorizing the FDA (or if requested, Health Canada) to reference the information contained in JPPLP’s NDA Nos. 19-927, 19-084, 19-576, 19-648 and 18-533, and IND 31,783 (and any foreign equivalents thereof in Canada) for preclinical, clinical, and chemistry and manufacturing controls information on behalf of an IND No. 67,820 for the Ketoconazole USP 2% Topical Gel set forth therein and the NDA (or DIN) in connection therewith. Barrier acknowledges and agrees that JPPLP and its Affiliates have no further obligation to provide any additional authorization to reference their NDAs or INDs for any other product containing ketoconazole (other than Barrier’s combination product containing ketoconazole and desonide).
3. Except as expressly amended herein, all terms and conditions of the JPPLP Agreement shall remain in full force and effect.
4. All matters affecting the interpretation, validity, and performance of this JPPLP Amendment shall be governed by the laws of the State of New York, USA, without regard to its choice or conflict of law principles.
5. This 2nd JPPLP Amendment may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument. This 2nd JPPLP Amendment may be executed by facsimile signature which shall have the same force and effect as the original signatures.
     IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have caused this JPPLP Amendment to be executed by their duly authorized representatives as of the date first set forth above.
JANSSEN PHARMACEUTICA PRODUCTS, L.P.

By:	/s/ JANET VERGIS

Print Name: Janet Vergis

Print Title: President
BARRIER THERAPEUTICS, INC.

By:	/s/ AL ALTOMARI

Print Name: Al Altomari

Print Title: Chief Commercial Officer

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